LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that
each person whose signature appears below constitutes and appoints Ronald D. Kirstien and Harvey Rothstein and each of them, his true and lawful attorneys-in-fact and agents, with full power of capacities, to sign the annual report on Form 10-K for DavCo Restaurants, Inc. for fiscal year ended
September 27, 1997, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities Exchange
Commission, granting unto said attorneys-in-fact and agents full power an authority to do and perform each and every act and thing requisite and necessary to be done for such limited purpose, as fully to all intents and purposes as he might or could do in person, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes, many lawfully do or cause to be done by virtue hereof, for such purpose.

Signature                   Title                         Date


/s/Ronald D. Kirstien       President and Director        December 23, 1997
---------------------       (Principal Executive
Ronald D. Kirstien           Officer)

/s/Harvey Rothstein         Secretary and Director        December 23 , 1997
-------------------
Harvey Rothstein


/s/Charles C. McGuire, III  Vice President of             December 23 , 1997
--------------------------  Finance
Charles C. McGuire, III


/s/Harold O. Rosser, II     Director                      December 23 , 1997
-----------------------
Harold O. Rosser, II


/s/James D. Farley          Director                      December 23 , 1997
---------------------
James D. Farley


/s/Byron L. Knief           Director                      December 23 , 1997
---------------------
Byron L. Knief


/s/Gino Marchetti           Director                      December 23, 1997
-------------------
Gino Marchetti

/s/Barton J. Winokur        Director                      December 23 , 1997
---------------------
Barton J. Winokur


/s/Charles Corpening        Director                      December 23 , 1997
--------------------
Charles Corpening


/s/Edward H. Chambers       Director                      Decemnber 23, 1997
----------------------
Edward H. Chambers